Templeton World Fund

Your Fund's Objective:

The Templeton World Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation.



April 15, 1997

Dear Shareholder:

We are pleased to bring you the semi-annual report of the Templeton World Fund for the six months ended February 28, 1997, a period during which global markets performed at varying levels. The U.S. market continued its steady march upward and most European markets produced substantial gains. Stock markets in Hong Kong, China, Malaysia and Indonesia recorded solid gains, and those in South Korea, Thailand and Japan posted declines. Within this environment, the Fund's Class I shares produced a cumulative total return of 16.57%, as discussed in the Performance Summary on page 6, significantly outperforming the unmanaged Morgan Stanley Capital International (MSCI) World Index, which delivered a return of 11.43% for the same period.(1)



1. The MSCIWorld Index includes approximately 1,500 companies representing the stock markets of 22 countries including the U.S., Europe, Canada, Australia, New Zealand, and Asia. The average company in the index has a market capitalization of about $3.5 billion. Total return includes reinvested dividends. The index is not managed according to any investment strategy, includes no sales charges or management expenses, and does not contain cash (the Fund generally carries a certain percentage of cash at any given time). Past performance is not predictive of future results.

Templeton World Fund-Class I

Total Return Index Comparison
Six Month Performance (8/31/96-2/28/97)

Templeton World Fund(1)            16.57%

Morgan Stanley Capital
International World Index(2)       11.43%

1. Fund performance does not include the initial sales charge and represents the change in value of an investment during the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value. Past performance is not predictive of future results.

2. Indices are unmanaged and include reinvested dividends.


In the U.S., a combination of moderate economic growth, low inflation, and increasing corporate profits provided a favorable environment for stocks as the unmanaged Standard & Poor's 500(R) Stock Index reached record high levels. Two of the strongest sectors in the U.S. market were Financial Services and Banking. Industry consolidation resulted in a number of banks with stronger capital bases, greater marketing power and economies of scale; many investment and commercial banks became more profitable as relatively stable interest rates made it easier for their clients to raise capital for expansion. The Fund's holdings in Dean Witter Discover, which recently announced a merger with Morgan Stanley, and Citicorp and BankAmerica Corp., two of the nation's largest banks, benefited from these developments.

During the reporting period, the economies of many European countries were restrained by fiscal policies designed to help them meet European Monetary Union
(EMU) criteria. Encouraged by the lower interest rates resulting from these requirements, investors bid many stock prices higher, and Italy and Spain were rewarded for their fiscal responsibility by increased liquidity in their markets. As a result, our holdings of Fiat, the Italian auto maker, and Iberdrola, the Spanish utility, both rose in value. Having rejected the rigid requirements of the

EMU, the United Kingdom enjoyed strong economic growth under its current fiscal policies. Low unemployment and strong consumer demand increased the share prices of many British companies, benefiting the Fund's holdings of shares in restructured companies such as British Energy and British Gas.

Most Latin American countries recovered from the 1994 Mexican peso crisis and their governments continued long-term fiscal restructuring plans in an effort to prevent the occurrence of another such debacle. Real gross domestic product growth for the region increased from 0.9% in 1995, to an estimated 3.5% at the end of 1996, and inflation fell sharply in both Mexico and Brazil. (2) The Brazilian government's plan to privatize companies in major industries like oil, telecommunications and utilities buoyed Brazilian stocks such as Telebras, one of our largest holdings, and we realized profits on our sale of Aracruz Celulose, the Brazilian paper company.

2. Source: Goldman Sachs, Latin America Research, January 1997.

Templeton World Fund

Geographic Distribution on 2/28/97
Based on Total Net Assets

[PIE CHART]

     European Stocks............................... 31.0%
     United States Stocks.......................... 25.3%
     Asian Stocks.................................. 11.1%
     Latin American Stocks......................... 10.0%
     Short-term Obligations & Other net Assets.....  9.3%
     Australian & New Zealand Stocks...............  4.9%
     Other Stocks..................................  2.3%
     Fixed-Income Securities.......................  0.1%


In Asia, we took advantage of depressed Thai and South Korean securities markets to buy stocks of companies that we believe may have better access to capital and face less-restrictive labor policies if their governments complete economic and labor reform programs. These new positions included Korean Air and Robinson Department Stores of Thailand.

Australia, where corporate profits were hard hit by a depressed economy, also provided unique opportunities to buy stocks we considered to be

Templeton World Fund

Top 10 Countries Represented in the Fund on 2/28/97
Based on Total Net Assets

                            % of Total
  Country                   Net Assets
  -------                   ----------

  United States              25.3%

  France                      6.1%

  Hong Kong                   5.8%

  United Kingdom              5.0%

  Spain                       4.6%

  Australia                   4.0%

  Sweden                      3.8%

  Brazil                      3.7%

  Argentina                   3.4%

  Mexico                      2.6%

bargains. We took advantage of this situation by purchasing shares of companies we believed were fundamentally sound, such as major retailer David Jones Ltd., at what we considered to be deep discounts. When Australia moves into recovery, these could prove to be important holdings for the Fund.

This discussion reflects the strategies we employed for the Fund during the six-month period under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings, may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

There are, of course, special risks involved with global investing related to market, currency, economic, social, political, and other factors. Emerging markets involve similar but heightened risks, in addition to risks associated with the relatively small size and lesser liquidity of these markets. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong market has increased 857% in the last 15 years, but

Templeton World Fund

Top 10 Holdings on 2/28/97
Based on Total Net Assets

                                               % of Total
Company, Industry, Country                     Net Assets
--------------------------                     ----------

  Telebras-Telecomunicacoes Brasileiras SA        1.9%
  Telecommunications, Brazil

  U.S. Treasury Note, 6.125%, 3/31/98             1.7%
  Government Bond, United States

  Merrill Lynch & Co. Inc.                        1.6%
  Financial Services, United States

  HSBC Holdings PLC                               1.5%
  Banking, Hong Kong

  Dean Witter Discover & Co.                      1.4%
  Financial Services, United States

  General Motors Corp.                            1.4%
  Automobiles, United States

  Telefonica de Espana SA                         1.3%
  Telecommunications, Spain

  Ford Motor Co.                                  1.3%
  Automobiles, United States

  Sony Corp.                                      1.3%
  Appliances & Household Durables, Japan

  International Business Machines Corp.           1.1%
  Data Processing & Reproduction

For a complete list of portfolio holdings, see page 13 of this report.



has suffered five declines of more than 20% during that time.(3) These risks and other considerations are discussed in the Fund's prospectus.

Thank you for your continued support of the Templeton World Fund. We welcome your comments and look forward to serving you in the future.

Sincerely,

/s/ Jeffrey A. Everett
------------------------------
Jeffrey A. Everett, CFA
Portfolio Manager
Templeton World Fund


3. Source: Bloomberg. Based on quarterly percentage change over 15 years ended December 31, 1996.


Celebrating 50 Years

This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe.

In addition, we want to stress that all securities markets move both up and down. Mixed in with the good years can be some bad years. Accordingly, mutual fund share prices also move up and down. Every investor should expect such fluctuations, which can be wide. When markets are going down, as well as up, we encourage investors to maintain a long-term perspective. We thank you for your past support and look forward to serving your investment needs in the years ahead.

PERFORMANCE SUMMARY
CLASS I


Templeton World Fund - Class I produced a cumulative total return of 16.57% for the six-month period ended February 28, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include the initial sales charge. While we expect market volatility in the short term, we have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table to the right, the Fund delivered a cumulative total return of more than 214% for the 10-year period ended February 28, 1997.

The Fund's share price, as measured by net asset value, increased by $1.06, from $16.21 on August 31, 1996 to $17.27 on February 28, 1997. During this time, shareholders received distributions of 43.0 cents ($0.43) per share in dividend income, and $1.04 per share in capital gains, of which $1.005 represented long-term capital gains, and 3.5 cents ($0.035) represented short-term capital gains. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund, as well as any profits realized from the sale of securities in the portfolio.

TEMPLETON WORLD FUND - CLASS I

Periods Ended 2/28/97

                                                                                     Since
                                                                                     Inception
                              One-Year          Five-Year           Ten-Year         (1/17/78)
                              --------          ---------           --------         ---------
Cumulative
Total Return(1)                21.60%            110.39%            214.14%          1,735.61%

Average Annual(l)
Total Return(2)                14.59%             14.67%             11.46%             16.08%

Value of $10,000
Investment(3)                $11,459            $19,825            $29,602          $ 173,004

---------------------------------------------------------------------------------------------
                              2/28/93      2/28/94      2/28/95         2/29/96       2/28/97
One-Year
Total Return(4)                 4.98%       33.23%       -0.15%          23.89%        21.60%
---------------------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the initial sales charge.

2. Average annual total return represents the average annual change in value of an investment over the specified periods, and includes the maximum 5.75% initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the specified periods and include the maximum 5.75% initial sales charge.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include the initial sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. Prior to July 1, 1992, Fund shares were offered at a higher initial sales charge. Thus, actual total return to purchasers of shares during that period would have been lower than noted above. On January 1, 1993, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. Investment return and principal value will fluctuate with market conditions, currencies and the economic and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

PERFORMANCE SUMMARY
CLASS II


Templeton World Fund - Class II produced a cumulative total return of 16.14% for the six-month period ended February 28, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include sales charges.

The Fund's share price, as measured by net asset value, increased by $1.07, from $16.04 on August 31, 1996 to $17.11 on February 28, 1997. During this time, shareholders received distributions of 33.51 cents ($0.3351) per share in dividend income, and $1.04 per share in capital gains, of which $1.005 represented long-term capital gains, and 3.5 cents ($0.035) represented short-term capital gains. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund, as well as any profits realized from the sale of securities in the portfolio.


TEMPLETON WORLD FUND - CLASS II

Periods Ended 2/28/97

                                        Since
                                        Inception
                      One-Year          (5/1/95)
                      --------          --------
 Cumulative
 Total Return(1)       20.65%            40.09%

 Average Annual
 Total Return(2)       18.42%            19.53%

 Value of $10,000
 Investment(3)        $11,842           $13,865

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the specified periods, and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the specified periods and include all sales charges.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currencies and the economic and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

TEMPLETON WORLD FUND - CLASS I


If you had invested $10,000 in the Templeton World Fund -- Class I at inception, your investment would be worth more than $173,000 today. The chart below illustrates the cumulative total return of a hypothetical $10,000 investment in the Fund on January 17, 1978 (inception), with income dividends and capital gains distributions reinvested through February 28, 1997.1






Templeton World Fund - Class I*
Growth of $10,000 Investment from Inception (1/17/78 - 2/28/97)

Date    Initial Investment      Income    Initial + Dividends     Cap Gains       Initial + Cap Gains     Total Value
 1/17/78         $9,425              0       $9,425                   0           $9,425                     $9,425
12/29/78        $11,348            $47      $11,395                 $57          $11,405                    $11,452
12/31/79        $14,119           $287      $14,406                $269          $14,388                    $14,675
12/31/80        $16,588           $761      $17,349                $385          $16,973                    $17,734
12/31/81        $16,352         $1,432      $17,785              $1,052          $17,405                    $18,837
12/31/82        $18,615         $2,466      $21,080              $1,407          $20,021                    $22,487
12/30/83        $23,223         $3,897      $27,121              $3,009          $26,233                    $30,130
12/31/84        $21,697         $4,544      $26,241              $5,320          $27,017                    $31,561
12/31/85        $26,503         $6,879      $33,383              $8,136          $34,640                    $41,519
12/31/86        $27,785         $8,542      $36,327             $12,399          $40,184                    $48,726
12/31/87        $23,864         $9,372      $33,237             $17,157          $41,021                    $50,394
12/30/88        $26,692        $12,020      $38,712             $21,605          $48,297                    $60,317
12/29/89        $30,688        $16,195      $46,883             $27,067          $57,755                    $73,950
12/31/90        $23,393        $14,755      $38,148             $24,042          $47,435                    $62,190
12/31/91        $26,899        $19,268      $46,167             $34,539          $61,438                    $80,706
12/31/92        $24,618        $20,041      $44,660             $38,670          $63,289                    $83,330
12/31/93        $29,614        $25,942      $55,556             $55,777          $85,391                   $111,333
12/30/94        $26,711        $25,330      $52,040             $60,267          $86,978                   $112,307
12/29/95        $28,106        $29,662      $57,767             $78,743         $106,848                   $136,510
12/31/96        $31,197        $37,097      $68,294             $97,500         $128,697                   $165,794
 2/28/97        $32,554        $38,711      $71,265            $101,742         $134,296                   $173,007


1. The amount of capital gains distributions accepted in shares was $101,742. The amount of dividends reinvested was $38,711.

The performance information shown represents past performance and is not predictive of future results. For standardized performance figures, please refer to the Performance Summary on page 6. Class II shares, which the Fund began offering on May 1, 1995, are subject to different fees and expenses, which affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

Many investors have asked us about the activities of Sir John Templeton, since his retirement from the funds. We asked Professor Robert Herrmann to update us on Sir John's current activities and his comments follow.

THE NEW CAREER OF
SIR JOHN TEMPLETON

[PHOTO OF ROBERT HERRMANN]

By Professor
Robert Herrmann

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently, he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in Templeton funds, managed by many of the investment professionals he selected and trained. For sentimental reasons, he allows his name to be associated with the funds, although he knows no more about their management and holdings than any other investor.

Sir John Templeton established the Templeton Foundation in 1987, to foster the acquisition of spiritual information through scientific research. Working with scientists, theologians and others, he strives toward a new science that uses empirical and statistical scientific methods to discover and test spiritual knowledge. A crucial ingredient in his research is what Sir John calls "humility theology," an attitude of humility toward the Creator, combined with receptiveness to the theological significance of current scientific discoveries.

Universal spiritual laws, or "laws of life," are among the areas of investigation. In his recent book, Worldwide Laws of Life, Sir John compiles 200 laws and proverbs from nearly all religions, and deeply embedded in human history. For example, the Golden Rule taught by Jesus in the Sermon on the Mount, states "Do unto others as you would have others do unto you," and is affirmed by all major religions as an acceptable, universal law of life. Other books which Sir John has authored or co-authored during the past few years include: The Humble Approach, Is God the Only Reality, Evidence of Purpose, Who's Who in Theology and Science and The God Who Would Be Known.

With an annual budget of more than $30 million, the Templeton Foundation sponsors 60 programs focusing on spiritual progress and the benefits of freedom.

Sir John's first sizable investment in the programs was the Templeton Prize for Progress in Religion. A panel of nine judges gives the annual award which now exceeds $1.2 million to individuals who have shown extraordinary originality in furthering the world's understanding of God or spirituality.

Recipients of the prize include Professor Paul Davies, author of The Mind of God; the Right Honorable Lord Jacobovits, former Chief Rabbi of Great Britain and The Commonwealth; the Reverend Dr. Billy Graham, world-renowned preacher and presidential inauguration speaker; Mr. Nikkyo Nimano, founder of the World Conference on Religion and Peace; and Sir Sarepalli Radhakrishnan, former President of India, and Oxford professor of Eastern Religions and Ethics.

To encourage young people's and their parents' appreciation of spiritual laws of life, Sir John established an essay contest for teenagers in his home county of Franklin, Tennessee. Students submit essays about the spiritual life principles they plan to follow, and prizes are offered semiannually. In 1996, more than 800 youth participated. Twenty-six similar programs have been launched in various locations, with the support of generous local donors.

The Foundation also sponsors a worldwide program that awards college-level faculty who teach courses integrating science and religion. During the program's first two years, more than 200 courses were created. The Foundation maintains an extensive program of research and education on the health benefits of spirituality, including prizes for medical schools providing courses on spirituality in medicine. Lastly, the Foundation publishes a newsletter with over 2,000 subscribers. Free subscriptions are available to Templeton shareholders by writing to the Foundation.

To contact Sir John Templeton or receive the free newsletter subscription, please write to:

The John Templeton Foundation
2 Radnor Corporate Center #320
100 Matsonford Road
Radnor, PA 19087

TEMPLETON WORLD FUND
Financial Highlights

--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE--CLASS I
(For a share outstanding throughout the period)

                                               SIX MONTHS
                                                 ENDED                                 YEAR ENDED AUGUST 31
                                           FEBRUARY 28, 1997      --------------------------------------------------------------
                                              (UNAUDITED)            1996         1995         1994         1993         1992
                                         ----------------------   ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period           $    16.21         $    16.76   $    17.06   $    15.94   $    14.42   $    15.05
                                               ----------         ----------   ----------   ----------   ----------   ----------
Income from investment operations:
   Net investment income                              .12                .41          .33          .26          .30          .41
   Net realized and unrealized gain                  2.41               1.29         1.11         2.50         2.81          .67
                                               ----------         ----------   ----------   ----------   ----------   ----------
Total from investment operations                     2.53               1.70         1.44         2.76         3.11         1.08
                                               ----------         ----------   ----------   ----------   ----------   ----------
Distributions:
   Dividends from net investment income              (.43)              (.37)        (.28)        (.26)        (.38)        (.42)
   Distributions from net realized gains            (1.04)             (1.88)       (1.46)       (1.38)       (1.21)       (1.29)
                                               ----------         ----------   ----------   ----------   ----------   ----------
Total distributions                                 (1.47)             (2.25)       (1.74)       (1.64)       (1.59)       (1.71)
                                               ----------         ----------   ----------   ----------   ----------   ----------
Change in net asset value                            1.06               (.55)        (.30)        1.12         1.52         (.63)
                                               ----------         ----------   ----------   ----------   ----------   ----------
Net assets, end of period                      $    17.27         $    16.21   $    16.76   $    17.06   $    15.94   $    14.42
                                               ==========         ==========   ==========   ==========   ==========   ==========

TOTAL RETURN*                                      16.57%             11.73%        9.87%       18.87%       24.71%        8.13%

RATIOS /SUPPLEMENTAL DATA
Net assets, end of period (000)                $7,475,533         $6,483,146   $5,868,967   $5,421,691   $4,621,124   $4,046,706
Ratio of expenses to average net assets             1.03%**            1.03%        1.05%        1.04%        1.02%         .86%
Ratio of net investment income to
  average net assets                                1.49%**            2.66%        2.18%        1.67%        2.13%        2.76%
Portfolio turnover rate                            16.30%             22.05%       34.05%       30.77%       23.86%       26.60%
Average commission rate paid (per
  share)                                       $    .0020         $    .0130

 * TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
** ANNUALIZED.

TEMPLETON WORLD FUND
Financial Highlights (cont.)

--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE--CLASS II
(For a share outstanding throughout the period)

                                                                  SIX MONTHS                           FOR THE PERIOD
                                                                     ENDED                              MAY 1, 1995+
                                                               FEBRUARY 28, 1997      YEAR ENDED           THROUGH
                                                                  (UNAUDITED)       AUGUST 31, 1996    AUGUST 31, 1995
                                                               -----------------    ---------------    ---------------
Net asset value, beginning of period                                $  16.04            $ 16.71            $ 15.36
                                                                    --------            -------            -------
Income from investment operations:
   Net investment income                                                 .11                .45                .03
   Net realized and unrealized gain                                     2.34               1.11               1.32
                                                                    --------            -------            -------
Total from investment operations                                        2.45               1.56               1.35
                                                                    --------            -------            -------
Distributions:
   Dividends from net investment income                                 (.34)              (.35)                --
   Distributions from net realized gains                               (1.04)             (1.88)                --
                                                                    --------            -------            -------
Total distributions                                                    (1.38)             (2.23)                --
                                                                    --------            -------            -------
Change in net asset value                                               1.07               (.67)              1.35
                                                                    --------            -------            -------
Net asset value, end of period                                      $  17.11            $ 16.04            $ 16.71
                                                                    ========            =======            =======

TOTAL RETURN*                                                         16.14%             10.88%              8.79%

RATIOS /SUPPLEMENTAL DATA
Net assets, end of period (000)                                     $101,846            $58,619            $ 7,623
Ratio of expenses to average net assets                                1.83%**            1.84%              1.82%**
Ratio of net investment income to average net assets                    .69%**            2.14%              1.37%**
Portfolio turnover rate                                               16.30%             22.05%             34.05%
Average commission rate paid (per share)                            $  .0020            $ .0130

 * TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS OR THE CONTINGENT DEFERRED SALES CHARGE. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
** ANNUALIZED.
 + COMMENCEMENT OF SALES.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON WORLD FUND
Investment Portfolio, February 28, 1997 (unaudited)

--------------------------------------------------------------------------------

INDUSTRY                        ISSUE                                        COUNTRY            SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: 78.9%
--------------------------------------------------------------------------------------------------------------------------
AEROSPACE & MILITARY TECHNICAL SYSTEMS: 0.5%
                                General Motors Corp., H                        U.S.             616,400     $   36,367,600
--------------------------------------------------------------------------------------------------------------------------
APPLIANCES & HOUSEHOLD DURABLES: 1.4%
                                Electrolux AB, B                               Swe.             569,600         35,640,609
                                Sony Corp.                                     Jpn.           1,049,100         75,749,490
                                                                                                            --------------
                                                                                                               111,390,099
--------------------------------------------------------------------------------------------------------------------------
AUTOMOBILES: 5.8%
                                Bayerische Motorenwerke (BMW)                  Ger.              43,500         29,275,994
                               *Ciadea SA                                      Arg.           1,647,063          8,486,106
                                Ford Motor Co.                                 U.S.           3,063,400        100,709,275
                                General Motors Corp.                           U.S.           1,800,000        104,175,000
                                Peugeot SA                                      Fr.             256,625         28,388,718
                               *Regie Nationale des Usines Renault SA           Fr.             884,107         22,805,148
                                Volkswagen AG                                  Ger.             117,000         56,958,107
                               *Volkswagen AG, wts.                            Ger.              27,000          5,923,686
                                Volvo AB, B                                    Swe.           3,241,000         81,290,383
                                                                                                            --------------
                                                                                                               438,012,417
--------------------------------------------------------------------------------------------------------------------------
BANKING: 8.7%
                               *ABN AMRO NV                                   Neth.             539,258         38,727,470
                                Argentaria Corporacion Bancaria de
                                  Espana SA                                     Sp.             800,000         32,034,602
                                Australia & New Zealand Banking Group Ltd.     Aus.             173,178          1,081,505
                                Banco Bilbao Vizcaya                            Sp.             288,432         17,002,689
                                Banco Central Hispano                           Sp.           1,100,000         29,160,417
                                Banco Popular Espanol SA                        Sp.             131,844         23,959,930
                                Bank of Ireland                                Irl.           1,234,506         12,586,947
                                BankAmerica Corp.                              U.S.             300,000         34,125,000
                               *Banque Nationale de Paris                       Fr.           1,215,488         55,171,843
                                Citicorp                                       U.S.             188,032         21,952,736
                                Credit Suisse Group, reg.                     Swtz.              11,530          1,229,966
                                Den Norske Bank                                Nor.           4,087,900         18,240,325
                               *HSBC Holdings PLC                              H.K.           4,549,903        111,049,197
                                National Australia Bank Ltd.                   Aus.           6,784,488         85,476,686
                                National Bank of Canada                        Can.           2,982,000         34,467,684
                               *National Westminster Bank PLC                  U.K.           4,001,124         49,429,981
                                PT Bank Bali, fgn.                            Indo.             465,500          1,242,628
                                PT Lippo Bank, fgn.                           Indo.           1,380,500          1,612,263
                                Shinhan Bank Co. Ltd.                          Kor.             769,207         11,579,837

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Investment Portfolio, February 28, 1997 (unaudited) (cont.)

--------------------------------------------------------------------------------

INDUSTRY                        ISSUE                                        COUNTRY         SHARES             VALUE
--------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
--------------------------------------------------------------------------------------------------------------------------
BANKING (cont.)
                                Svenska Handelsbanken, A                       Swe.           1,250,000     $   35,021,246
                                Westpac Banking Corp.                          Aus.           7,549,582         42,808,057
                                                                                                            --------------
                                                                                                               657,961,009
--------------------------------------------------------------------------------------------------------------------------
BROADCASTING & PUBLISHING: 1.2%
                                Marieberg Tidnings AB, A                       Swe.             301,700          8,372,226
                                News Corp. Ltd.                                Aus.          14,426,180         65,215,988
                                South China Morning Post (Holdings) Ltd.       H.K.          19,038,700         17,210,235
                                                                                                            --------------
                                                                                                                90,798,449
--------------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS & COMPONENTS: 0.1%
                                Pioneer International Ltd.                     Aus.           3,020,756          8,986,574
--------------------------------------------------------------------------------------------------------------------------
BUSINESS & PUBLIC SERVICES: 1.2%
                               *Healthsource Inc.                              U.S.           2,945,493         61,487,166
                               *Humana Inc.                                    U.S.             739,600         14,514,650
                                Wheelabrator Technologies Inc.                 U.S.              63,100            899,175
                                WMX Technologies Inc.                          U.S.             500,000         15,812,500
                                                                                                            --------------
                                                                                                                92,713,491
--------------------------------------------------------------------------------------------------------------------------
CHEMICALS: 1.9%
                                DSM NV                                        Neth.             470,000         47,052,005
                                European Vinyls Corp. EVC International NV    Neth.             410,000         11,557,511
                                Kemira OY, 144A                                Fin.             421,000          4,772,246
                                Lyondell Petrochemical Co.                     U.S.             824,600         19,481,175
                               *Rhone-Poulenc SA, A                             Fr.             998,920         35,080,597
                                Shanghai Pechemical Co. Ltd., H                 Ch.          86,212,000         24,492,994
                                                                                                            --------------
                                                                                                               142,436,528
--------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & HOUSING: 0.5%
                                Dragados y Construcciones SA                    Sp.             800,000         12,110,642
                                Fletcher Challenge Building Ltd.               N.Z.           4,594,788         13,814,412
                                Kaufman & Broad Home Corp.                     U.S.             736,500         10,403,063
                                                                                                            --------------
                                                                                                                36,328,117
--------------------------------------------------------------------------------------------------------------------------
DATA PROCESSING & REPRODUCTION: 1.9%
                               *Bay Networks Inc                               U.S.             837,163         15,906,097
                                International Business Machines Corp.          U.S.             600,000         86,250,000
                               *Quantum Corp.                                  U.S.           1,000,000         39,750,000
                                                                                                            --------------
                                                                                                               141,906,097
--------------------------------------------------------------------------------------------------------------------------

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Investment Portfolio, February 28, 1997 (unaudited) (cont.)

--------------------------------------------------------------------------------

INDUSTRY                        ISSUE                                         COUNTRY           SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
--------------------------------------------------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS: 2.6%
                               *Alcatel Alsthom SA                              Fr.             549,055     $   56,399,855
                                Asea AB, A                                     Swe.             204,800         23,088,140
                                Hitachi Ltd.                                   Jpn.           2,672,000         23,036,392
                                Motorola Inc.                                  U.S.             836,500         46,739,438
                                Philips Electronics NV                        Neth.           1,125,460         50,820,339
                                                                                                            --------------
                                                                                                               200,084,164
--------------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES: 0.6%
                                Sun Co. Inc.                                   U.S.           1,650,000         44,550,000
--------------------------------------------------------------------------------------------------------------------------
ENERGY SOURCES: 5.5%
                                Fletcher Challenge Energy Ltd.                 N.Z.           4,594,788         11,809,094
                                Gazprom, ADR, Reg S                           Russ.             689,251         11,958,505
                                Norsk Hydro AS                                 Nor.             345,333         17,334,963
                                Repsol SA                                       Sp.             900,000         34,218,145
                               *Societe Elf Aquitane SA                         Fr.             809,000         77,419,666
                               *Total SA, B                                     Fr.             858,540         68,517,371
                                Transportadora de Gas del Sur SA, ADR B        Arg.           1,400,000         17,675,000
                                USX-Marathon Group Inc.                        U.S.           1,150,900         30,642,713
                                Valero Energy Corp.                            U.S.           1,899,550         59,835,825
                                YPF Sociedad Anonima                           Arg.           1,400,000         37,466,485
                                YPF Sociedad Anonima, ADR                      Arg.           1,822,100         48,741,175
                                                                                                            --------------
                                                                                                               415,618,942
--------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES: 5.0%
                                A.G. Edwards Inc.                              U.S.             125,700          4,462,350
                               *Axa-UAP SA                                      Fr.             920,663         61,318,257
                                Dean Witter Discover & Co.                     U.S.           2,750,972        105,568,551
                                Federal National Mortgage Assn.                U.S.           1,729,600         69,184,000
                                Merrill Lynch & Co. Inc.                       U.S.           1,224,000        117,504,000
                                Metro Pacific Capital                          U.S.           2,435,000          2,848,950
                                Peregrine Investments Holdings Ltd.            H.K.           8,967,750         16,386,697
                                                                                                            --------------
                                                                                                               377,272,805
--------------------------------------------------------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS: 2.0%
                                Archer Daniels Midland Co.                     U.S.           1,603,245         29,660,032
                                Burns Philp & Co. Ltd.                         Aus.           8,472,814         13,162,471
                                C.P. Pokphand Co. Ltd.                         H.K.           6,641,000          2,401,281
                                Cafe de Coral Holdings Ltd.                    H.K.             762,000            206,645
                                Goodman Fielder Ltd.                           Aus.           2,414,816          2,926,095
                               *Grupo Embotellador de Mexico SA de CV,
                                GDR                                            Mex.           1,684,000         16,840,000
                               *Grupo Embotellador de Mexico SA, B             Mex.             562,500            951,738
                                Hillsdown Holdings PLC                         U.K.          15,923,076         49,405,443

TEMPLETON WORLD FUND
Investment Portfolio, February 28, 1997 (unaudited) (cont.)

--------------------------------------------------------------------------------

INDUSTRY                        ISSUE                                        COUNTRY         SHARES             VALUE
--------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
--------------------------------------------------------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS (cont.)
                               IBP Inc.                                        U.S.             500,000     $   11,625,000
                               McBride PLC                                     U.K.           2,561,600          5,861,928
                               Panamerican Beverages Inc., A                   Mex.             320,200         18,051,275
                                                                                                            --------------
                                                                                                               151,091,908
--------------------------------------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER: 5.4%
                              *Assidomaen AB                                   Swe.             800,000         20,759,261
                               Boise Cascade Corp.                             U.S.             399,800         13,143,425
                               Bowater Inc.                                    U.S.             375,000         15,890,625
                               Carter Holt Harvey Ltd.                         N.Z.           2,686,400          6,085,491
                               Enso OY, R                                      Fin.           2,554,000         22,094,085
                               Fletcher Challenge Ltd. Forestry Division, Aus. N.Z.             307,231            427,167
                               Fletcher Challenge Ltd. Forestry Division, N.Z. N.Z.          11,512,067         16,428,493
                               Fletcher Challenge Paper Ltd.                   N.Z.           9,189,576         18,143,352
                               Georgia-Pacific Corp.                           U.S.           1,050,000         81,900,000
                               International Paper Co.                         U.S.             453,800         18,946,150
                               Metsa Serla OY, B                               Fin.           2,452,500         20,484,444
                               Mo Och Domsjoe AB, B                            Swe.             600,000         19,051,558
                               Norske Skogindustrier AS, A                     Nor.             430,170         13,244,071
                               PT Pabrik Kertas Tjiwi Kimia, fgn.             Indo.          22,081,065         24,867,101
                               St. Joe Paper Corp.                             U.S.             375,400         29,140,425
                               Stora Kopparbergs Bergslags AB, A               Swe.             248,000          3,391,391
                               Stora Kopparbergs Bergslags AB, B               Swe.           1,652,000         22,370,638
                               Svenska Cellulosa AB, B                         Swe.             719,600         15,984,817
                               UPM-Kymmene Corp.                               Fin.           2,242,290         46,687,898
                                                                                                            --------------
                                                                                                               409,040,392
--------------------------------------------------------------------------------------------------------------------------
HEALTH & PERSONAL CARE: 0.5%
                               Novartis AG                                    Swtz.              34,832         39,839,056
                              *Novartis AG, rts.                              Swtz.              34,832          2,205,798
                                                                                                            --------------
                                                                                                                42,044,854
--------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL COMPONENTS: 1.2%
                               Goodyear Tire & Rubber Co.                      U.S.           1,202,600         63,437,150
                               Sandvik AB, A                                   Swe.             121,000          2,946,121
                               Sandvik AB, B                                   Swe.             879,000         21,519,255
                               Yamato Kogyo Co. Ltd.                           Jpn.             160,000          1,445,743
                                                                                                            --------------
                                                                                                                89,348,269
--------------------------------------------------------------------------------------------------------------------------
INSURANCE: 4.5%
                               Ace Ltd.                                        Bmu.             670,800         43,602,000
                               American Bankers Insurance Group Inc.           U.S.             530,000         29,216,250
                               American International Group Inc.               U.S.             375,000         45,375,000

TEMPLETON WORLD FUND
Investment Portfolio, February 28, 1997 (unaudited) (cont.)

--------------------------------------------------------------------------------

INDUSTRY                        ISSUE                                        COUNTRY         SHARES             VALUE
--------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
--------------------------------------------------------------------------------------------------------------------------
INSURANCE (cont.)
                               *Ing Groep NV                                  Neth.           1,040,769     $   40,305,876
                               *Istituto Nazionale Delle Assicurazioni
                                SPA, INA                                       Itl.          18,908,000         24,714,367
                                London Insurance Group Inc.                    Can.             600,000          8,668,934
                                National Mutual Asia Ltd.                      H.K.           8,818,000          9,622,287
                                Partnerre Ltd.                                 Bmu.             875,800         28,901,400
                                Travelers Inc.                                 U.S.           1,185,168         63,554,634
                                UNUM Corp.                                     U.S.               4,900            376,687
                                W.R. Berkley Corp.                             U.S.             719,000         36,938,625
                               *Zuerich Versicherung, new                     Swtz.              29,340          8,737,711
                                                                                                             -------------
                                                                                                               340,013,771
--------------------------------------------------------------------------------------------------------------------------
MERCHANDISING: 2.0%
                                Cifra SA, B                                    Mex.          16,470,000         25,427,513
                                Coles Myer Ltd., A                             Aus.           6,969,068         30,692,871
                                Dairy Farm International Holdings Ltd.         H.K.          32,382,096         25,096,124
                                David Jones Ltd.                               Aus.           3,989,585          5,175,162
                                Kwik Save Group PLC                            U.K.           1,751,906          8,745,691
                                Robinson Department Store Public Co.
                                  Ltd., fgn.                                  Thai.             135,900            120,707
                                Safeway PLC                                    U.K.           4,360,133         25,778,593
                                W.H. Smith Group                               U.K.           4,207,600         31,284,418
                                                                                                             -------------
                                                                                                               152,321,079
--------------------------------------------------------------------------------------------------------------------------
METALS & MINING: 3.1%
                                Alcan Aluminum Ltd.                            Can.           1,105,628         39,632,592
                                Arbed SA                                       Bel.             131,200         14,322,321
                               *Asturiana del Zinc SA                           Sp.           1,200,000         15,570,826
                                British Steel PLC                              U.K.           2,869,000          7,032,664
                                Companhia Siderurgica Nacional ADR            Braz.             691,280         25,453,153
                                Elkem AS                                       Nor.             281,400          4,520,213
                                Maanshan Iron & Steel Co. Ltd., H              Chn.          11,701,000          2,750,083
                               *Pechiney SA, A                                  Fr.             587,123         24,835,458
                                Pohang Iron & Steel Co. Ltd.                   Kor.             404,795         26,668,330
                                Reynolds Metals Co.                            U.S.             740,752         46,482,188
                                RGC Ltd.                                       Aus.           1,227,361          4,881,149
                               *Rustenburg Platinum Holdings Ltd Ord.         S.AF.              15,200            257,828
                               *Union Miniere NPV                              Bel.             350,000         25,890,549
                                                                                                             -------------
                                                                                                               238,297,354
--------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS MATERIALS & COMMODITIES: 0.3%
                                De Beers Consolidated Mines Ltd.              S.AF.             578,800         20,087,803
--------------------------------------------------------------------------------------------------------------------------

TEMPLETON WORLD FUND
Investment Portfolio, February 28, 1997 (unaudited) (cont.)

--------------------------------------------------------------------------------

INDUSTRY                        ISSUE                                        COUNTRY         SHARES             VALUE
--------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
--------------------------------------------------------------------------------------------------------------------------
MULTI-INDUSTRY: 2.8%
                                Alfa SA de CV, A                               Mex.           1,100,200     $    6,241,878
                               *Alfa SA de CV, A 144A                          Mex.             871,000          4,941,534
                                BTR PLC                                        U.K.           3,912,600         15,198,708
                                Cheung Kong Holdings Ltd.                      H.K.           6,798,000         64,962,744
                                Harrisons & Crosfield PLC                      U.K.           4,177,400          8,913,129
                                Inversiones y Representacion                   Arg.           3,981,475         14,498,948
                                Jardine Matheson Holdings Ltd.                 H.K.           2,154,834         13,036,746
                                Jardine Strategic Holdings Ltd.                H.K.          11,461,094         37,592,388
                                Metro Pacific Corp. MDI                       Phil.           1,172,000            347,174
                                Pacific Dunlop Ltd.                            Aus.          14,107,442         33,969,544
                                Swire Pacific Ltd., A                          H.K.           1,358,100         11,662,855
                                Swire Pacific Ltd., B                          H.K.           3,614,500          4,924,387
                                                                                                             -------------
                                                                                                               216,290,035
--------------------------------------------------------------------------------------------------------------------------
REAL ESTATE: 4.1%
                                American Health Properties Inc.                U.S.             443,400         11,362,125
                                Beacon Properties Corp                         U.S.             750,000         26,718,750
                                Carramerica Realty Corp.                       U.S.             201,900          6,132,713
                                Crescent Real Estate Equities Company          U.S.             240,000         13,140,000
                               *Fastighets Naeckebro AB, A                     Swe.             125,000          1,767,739
                                Federal Realty Investment Trust                U.S.             300,000          8,062,500
                                General Growth Properties                      U.S.             900,000         27,562,500
                                Hang Lung Development Co. Ltd.                 H.K.          15,150,000         30,520,294
                                Highwood Properties Inc., REIT                 U.S.             548,700         18,930,150
                                Hong Kong Land                                 H.K.           7,172,000         20,440,200
                                Inversiones y Representacion, GDR              Arg.             372,092         13,441,824
                                IRT Property Co.                               U.S.             537,600          6,048,000
                                Meditrust Inc.                                 U.S.             656,300         25,267,550
                                National Health Investors Inc.                 U.S.             580,000         22,982,500
                                Nationwide Health Properties Inc.              U.S.             400,000          8,800,000
                                Post Properties Inc.                           U.S.               6,600            249,975
                                Rouse Co.                                      U.S.           1,120,000         32,760,000
                                Summit Properties Inc., REIT                   U.S.             419,400          8,492,850
                                Tai Cheung Holdings Ltd.                       H.K.                 618                559
                               *Union du Credit Bail Immobilier Unibail         Fr.             300,436         28,856,627
                                                                                                             -------------
                                                                                                               311,536,856
--------------------------------------------------------------------------------------------------------------------------
RECREATION & OTHER CONSUMER GOODS: 0.5%
                                Nintendo Co. Ltd.                              Jpn.             533,800         37,613,363
--------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS: 7.5%
                                A T & T Corp.                                  U.S.             550,000         21,931,250
                                Bell Atlantic Corp.                            U.S.             230,100         15,905,662

TEMPLETON WORLD FUND
Investment Portfolio, February 28, 1997 (unaudited) (cont.)

--------------------------------------------------------------------------------

INDUSTRY                        ISSUE                                        COUNTRY         SHARES             VALUE
--------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
--------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (cont.)
                                British Telecommunications PLC                 U.K.           4,812,610     $   33,352,860
                                Cpt-Telefonica del Peru SA, ADR B              Per.             330,900          7,279,800
                                Cpt-Telefonica del Peru SA, B                  Per.           3,395,194          7,546,302
                               *Digital Telecommunications Philippines
                                Inc.                                          Phil.           5,390,000            491,275
                               *Nokia AB, A                                    Fin.           1,133,900         68,100,071
                               *Seat SPA                                       Itl.           7,278,650          2,628,670
                               *Seat SPA, di Risp                              Itl.           6,682,000          1,539,797
                               *SPT Telecom AS                                 Csk.              57,268          7,434,082
                                STET (Sta Finanziaria Telefonica Torino)
                                SPA                                            Itl.           7,278,650         30,847,827
                                STET (Sta Finanziaria Telefonica Torino)
                                  SPA, di Risp                                 Itl.           6,682,000         23,563,081
                                Telecom Argentina Stet France SA, ADR          Arg.           1,119,400         53,871,125
                               *Telecom Italia Mobile, di Risp                 Itl.           1,761,480          2,672,080
                               *Telecom Italia Spa, di Risp                    Itl.          26,503,930         53,350,999
                                Teledanmark AS, B                              Den.             492,540         25,649,536
                                Telefonica de Espana SA                         Sp.           4,411,500        101,558,827
                                Telmex-Telefonos de Mexico SA, L               Mex.          13,007,000         25,240,143
                                Telmex-Telefonos de Mexico SA, L, ADR          Mex.           1,318,551         51,258,670
                                U.S. West Communications Group                 U.S.           1,000,000         36,000,000
                                                                                                             -------------
                                                                                                               570,222,057
--------------------------------------------------------------------------------------------------------------------------
TEXTILES & APPAREL: 0.5%
                                Daehan Synthetic Fiber Co. Ltd.                Kor.              15,580          1,244,236
                               *Fruit of the Loom Inc., A                      U.S.             842,600         34,441,275
                                                                                                             -------------
                                                                                                                35,685,511
--------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION: 2.1%
                                APL Ltd.                                       U.S.             911,400         20,962,200
                                Cathay Pacific Airways Ltd.                    H.K.          24,875,000         38,708,079
                                IMC Holdings Ltd.                              H.K.           7,277,400          3,383,220
                                Inner Mongolia Erdos Cashmere Products, B       Ch.           1,041,000            841,128
                               *Korean Air                                     Kor.             127,912          2,325,363
                                Malaysian International Shipping Corp.
                                  Bhd., fgn.                                   Mal.           5,502,700         14,282,701
                               *OMI Corp.                                      U.S.             358,800          3,229,200
                                Peninsular & Oriental Steam Navigation Co.     U.K.           1,800,000         19,554,701
                                Qantas Airways Ltd., ADR, 144A                 Aus.             484,200          8,866,913
                                Shun Tak Holdings                              H.K.          16,706,000         11,757,648
                                Singapore Airlines Ltd., fgn.                 Sing.           2,345,000         20,727,464
                                Singapore Bus Service (1978) Ltd., fgn.       Sing.             414,300          2,223,357

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Investment Portfolio, February 28, 1997 (unaudited) (cont.)

--------------------------------------------------------------------------------

INDUSTRY                        ISSUE                                        COUNTRY         SHARES             VALUE
--------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
--------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION (cont.)
                                Stolt Nielsen SA                               Nor.             521,500     $   10,038,875
                                Stolt Nielsen SA, ADR                          Nor.             260,750          4,986,844
                                                                                                             -------------
                                                                                                               161,887,693
--------------------------------------------------------------------------------------------------------------------------
UTILITIES ELECTRICAL & GAS: 5.4%
                                BG PLC                                         U.K.          12,352,000         34,301,611
                                British Energy Ltd.                            U.K.           6,105,300         14,120,439
                                British Energy Ltd., 144A                      U.K.          12,451,700         28,798,498
                                  British Gas PLC
                               *Centrica PLC                                   U.K.          12,352,000         13,227,747
                                Compania Sevillana de Electricidad              Sp.           1,531,584         13,889,980
                               *Electricidad de Caracas                       Venz.           2,755,117          2,982,941
                                Entergy Corp.                                  U.S.           2,247,300         59,272,538
                                Evn Energie-Versorgung Niederoesterreich AG   Aust.               3,000            441,908
                                Iberdrola SA                                    Sp.           4,961,317         54,166,250
                                Korea Electric Power Corp.                     Kor.           2,446,200         70,215,000
                                Mosenergo, ADR, 144A                          Russ.             306,100         12,779,675
                                Mosenergo, ADR, Reg. S                        Russ.             501,011         20,917,209
                                National Grid Holdings PLC                     U.K.           2,940,800          9,938,857
                                New York State Electric & Gas Corp.            U.S.             400,000          9,300,000
                                Shandong Huaneng Power                         Chn.           1,000,000         10,375,000
                                Thames Water Group PLC                         U.K.           2,551,048         28,586,430
                                VEBA AG                                        Ger.             400,000         23,078,063
                                                                                                             -------------
                                                                                                               406,392,146
--------------------------------------------------------------------------------------------------------------------------
WHOLESALE & INTERNATIONAL TRADE: 0.1%
                                Sime Darby Hongkong Ltd.                       H.K.           5,405,400          6,247,444
                                                                                                             -------------
TOTAL COMMON STOCKS (cost $4,274,949,492)                                                                    5,982,546,827
--------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: 5.7%
--------------------------------------------------------------------------------------------------------------------------
                                American Health Properties Inc., pfd.          U.S.              44,340            798,120
                                Aracruz Celulose SA, ADR, pfd.                Braz.           3,280,000         30,340,000
                                Bayerische Motorenwerke (BMW), pfd.            Ger.              20,000          9,285,778
                                Banco Bradesco SA, pfd.                       Braz.       1,288,240,000         10,785,892
                               *Cemig-Cia Energetica de Minas Gerais, pfd.    Braz.         411,765,636         16,591,289
                                Cia Energetica de Minas Gerais, ADR, pfd.     Braz.               7,000            290,500
                                Cia de Inversiones en Telecomunicaciones
                                  SA, 7.00%, 3/3/98                            Arg.           1,010,619         62,153,069
                                Cia Inversiones Telecomunicaciones SA,
                                conv., pfd., 144A                              U.S.               8,200            504,300
                                Coteminas Cia Tecidos Norte de Minas, pfd.    Braz.             600,000            256,886
                               *Fiat Spa, pfd.                                 Itl.          16,137,000         26,844,916

TEMPLETON WORLD FUND
Investment Portfolio, February 28, 1997 (unaudited) (cont.)


--------------------------------------------------------------------------------------------------------------------------
INDUSTRY                    ISSUE                                            COUNTRY         SHARES              VALUE
--------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (CONT.)
--------------------------------------------------------------------------------------------------------------------------
                            Jardine Strategic Holdings Ltd., 7.50%,
                              conv., pfd.                                      H.K.          15,263,000     $   16,865,615
                            Lojas Americanas SA, pfd.                         Braz.       1,178,372,351         16,929,187
                            Nacional Financiera SA, 11.25%, conv., pfd.        Mex.           1,240,000         49,910,000
                            Petrobras-Petroleo Brasileiro SA, pfd.            Braz.          94,633,000         19,357,875
                            Telebras-Telecomunicacoes Brasileiras SA, pfd.    Braz.         545,400,000         53,240,131
                           *Telebras-Telecomunicacoes Brasileiras SA,
                              pfd., ADR                                        U.S.             900,000         87,300,000
                           *Telesp-Telecomunicacoes de Sao Paulo SA, pfd.     Braz.          80,000,000         21,997,051
                            Volkswagen AG, pfd.                                Ger.              22,000          8,446,737
                                                                                                            --------------
TOTAL PREFERRED STOCKS (cost $300,481,650)                                                                     431,897,346
--------------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL IN
                                                                                        LOCAL CURRENCY**
--------------------------------------------------------------------------------------------------------------------------
BONDS: 6.1%
--------------------------------------------------------------------------------------------------------------------------
                            Arbed SA, 2.50%, conv., 7/15/03                    Ger.           2,250,000          1,174,064
                            Bilboa Vizcaya Investment BV, 3.50%,
                              7/12/06, 144A                                     Sp.           8,765,000         11,065,813
                            Government of Australia:
                            7.00%, 8/15/98                                     Aus.          20,000,000         15,669,945
                            6.25%, 3/15/99                                     Aus.          20,000,000         15,438,785
                            7.00%, 4/15/00                                     Aus.          20,000,000         15,580,463
                            Government of Italy 5.00%, 6/28/01                 Itl.          72,845,000         72,662,888
                            Metro Pacific Capital, 2.50%, 4/11/03              U.S.          16,500,000         19,263,750
                            Sony Corp., 0.15%, 3/30/01, #5                     Jpn.       2,062,000,000         22,905,413
                            U.S. Treasury Note:
                            6.125%, 3/31/98                                    U.S.         130,000,000        130,446,810
                            6.375%, 1/15/99                                    U.S.          78,000,000         78,390,000
                            5.875%, 11/15/99                                   U.S.          78,000,000         77,439,336
                                                                                                             -------------
TOTAL BONDS (cost $469,484,200)                                                                                460,037,267
--------------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 9.0% (cost $679,236,252)
--------------------------------------------------------------------------------------------------------------------------
                            U.S. Treasury Bills, 4.78% to 5.01% with
                              maturities to 5/22/97                            U.S.         682,926,000        679,545,466
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS: 99.7% (cost $5,724,151,594)                                                               7,554,026,906
OTHER ASSETS, LESS LIABILITIES: 0.3%                                                                            23,352,162
                                                                                                            --------------
TOTAL NET ASSETS: 100.0%                                                                                    $7,577,379,068
                                                                                                            ==============

 * NON-INCOME PRODUCING.
** CURRENCY OF COUNTRIES INDICATED.

                      SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON WORLD FUND
Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
February 28, 1997 (unaudited)

Assets:
   Investments in securities, at value
      (identified cost $5,724,151,594)     $7,554,026,906
   Cash                                         1,546,448
   Receivables:
      Investment securities sold               27,447,657
      Fund shares sold                          7,788,756
      Dividends and interest                   19,873,106
                                           --------------
         Total assets                       7,610,682,873
                                           --------------
Liabilities:
   Payables:
      Investment securities purchased          22,727,918
      Fund shares redeemed                      3,288,008
   Accrued expenses                             7,287,879
                                           --------------
         Total liabilities                     33,303,805
                                           --------------
Net assets, at value                       $7,577,379,068
                                           ==============
Net assets consist of:
   Undistributed net investment income     $   14,898,050
   Net unrealized appreciation              1,829,875,312
   Accumulated net realized gain              264,613,117
   Net capital paid in on shares of
      capital stock                         5,467,992,589
                                           --------------
Net assets, at value                       $7,577,379,068
                                           ==============
Class I
   Net asset value per share
      ($7,475,532,988 / 432,785,122
      shares outstanding)                  $        17.27
                                           ==============
   Maximum offering price
      ($17.27 / 94.25%)                    $        18.32
                                           ==============
Class II
   Net asset value per share
      ($101,846,080 / 5,953,661
      shares outstanding)                  $        17.11
                                           ==============
   Maximum offering price
      ($17.11 / 99.00%)                    $        17.28
                                           ==============

STATEMENT OF OPERATIONS
for the six months ended February 28, 1997 (unaudited)

Investment income:
   (net of $3,255,089 foreign
   taxes withheld)
   Dividends                  $ 62,151,685
   Interest                     25,887,285
                              ------------
      Total income                           $   88,038,970

Expenses:
   Management fees (Note 3)     21,553,555
   Administrative fees
      (Note 3)                   2,733,644
   Distribution Fees
      (Note 3)
      Class I                    6,886,853
      Class II                     380,828
   Transfer agent fees
     (Note 3)                    2,425,000
   Custodian fees                1,253,063
   Reports to shareholders         632,000
   Audit fees                       27,000
   Legal fees                        3,500
   Registration and filing
      fees                         210,000
   Directors' fees and
      expenses                      30,000
   Other                            99,412
                              ------------
      Total expenses                             36,234,855
                                             --------------
         Net investment
           income                                51,804,115

Realized and unrealized gain:
   Net realized gain on:
      Investments              358,681,249
      Foreign currency
        transactions               416,366
                              ------------
                               359,097,615
   Net unrealized
      appreciation on
      investments              666,150,033
                              ------------
      Net realized and
         unrealized gain                      1,025,247,648
                                             --------------
Net increase in net assets
   resulting from operations                 $1,077,051,763
                                             ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON WORLD FUND
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    SIX MONTHS
                                                                                       ENDED                YEAR ENDED
                                                                                 FEBRUARY 28, 1997          AUGUST 31,
                                                                                    (UNAUDITED)                1996
                                                                                ------------------        -------------
Increase in net assets:
   Operations:
      Net investment income                                                        $   51,804,115         $  165,563,495
      Net realized gain on investment and foreign currency transactions               359,097,615            418,044,093
      Net unrealized appreciation                                                     666,150,033            103,441,815
                                                                                   --------------         --------------
         Net increase in net assets resulting from operations                       1,077,051,763            687,049,403

   Distributions to shareholders:
      From net investment income
         Class I                                                                     (173,712,494)          (130,871,491)
         Class II                                                                      (1,366,380)              (283,110)
      From net realized gain
         Class I                                                                     (420,474,583)          (667,509,078)
         Class II                                                                      (4,340,189)            (1,422,754)

   Capital share transactions (Note 2)
         Class I                                                                      520,772,491            728,142,909
         Class II                                                                      37,683,719             50,068,384
                                                                                   --------------         --------------
           Net increase in net assets                                               1,035,614,327            665,174,263

Net assets:
   Beginning of period                                                              6,541,764,741          5,876,590,478
                                                                                   --------------         --------------
   End of period                                                                   $7,577,379,068         $6,541,764,741
                                                                                   ==============         ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON WORLD FUND
Notes to Financial Statements (unaudited)

--------------------------------------------------------------------------------

1. SUMMARY OF ACCOUNTING POLICIES

Templeton World Fund (the Fund) is a series of Templeton Funds, Inc. (the Company) which is an open-end, diversified management investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

Securities listed or traded on a recognized national or foreign exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by management and approved by the Board of Directors.

B. FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into a foreign exchange contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rates.

C. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND EXPENSES:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

E. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

TEMPLETON WORLD FUND
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

2. TRANSACTIONS IN SHARES OF CAPITAL STOCK

The Fund offers two classes of shares: Class I shares and Class II shares. Shares of each class are identical except for their initial sales load, a contingent deferred sales charge on Class II shares, distribution fees, and voting rights on matters affecting a single class. At February 28, 1997, there were 3.2 billion shares of capital stock authorized ($1.00 par value) of which
1.2 billion have been classified as Fund shares as follows: 800 million Class I shares and 400 million Class II shares. Transactions in the Fund's shares were as follows:

                                                                             CLASS I
                                                    ---------------------------------------------------------
                                                         SIX MONTHS ENDED                   YEAR ENDED
                                                        FEBRUARY 28, 1997                AUGUST 31, 1996
                                                    --------------------------     ---------------------------
                                                      SHARES         AMOUNT           SHARES         AMOUNT
                                                   -----------    -------------    -----------    -------------
         Shares sold                                 19,018,272   $ 315,750,153      34,417,668   $ 540,260,882
         Shares issued on reinvestment of
           distributions                             33,921,703     537,532,632      49,118,786     722,606,074
         Shares redeemed                            (19,999,449)   (332,510,294)    (33,886,588)   (534,724,047)
                                                   ------------   --------------   ------------   -------------
         Net increase                                32,940,526   $ 520,772,491      49,649,866   $ 728,142,909
                                                   ============   ==============   ============   =============

                                                                             CLASS II
                                                    ---------------------------------------------------------
                                                         SIX MONTHS ENDED                   YEAR ENDED
                                                        FEBRUARY 28, 1997                AUGUST 31, 1996
                                                    --------------------------     ---------------------------
                                                      SHARES         AMOUNT           SHARES         AMOUNT
                                                   -----------    -------------    -----------    -------------
         Shares sold                                  2,175,133   $  35,885,426       3,291,659   $  51,600,312
         Shares issued on reinvestment of
           distributions                                301,042       4,729,817          96,166       1,407,255
         Shares redeemed                               (177,917)     (2,931,524)       (188,649)     (2,939,183)
                                                   ------------   --------------   ------------   -------------
         Net increase                                 2,298,258   $  37,683,719       3,199,176   $  50,068,384
                                                   ============   ==============   ============   =============

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, Inc. (FTSI), Franklin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investor Services, Inc. (FTIS), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays monthly an investment management fee to TGAL equal, on an annual basis, to 0.75% of the average daily net assets of the Fund up to $200 million, reduced to 0.675% of such average daily net assets in excess of $200 million, and further reduced to 0.60% of such net assets in excess of $1.3 billion. The Fund pays FTSI monthly its allocated share of an administrative fee of 0.15% per annum on the first $200 million of the Company's aggregate average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million, and 0.075% per annum of such average net assets in excess of $1.2 billion. For the six months ended February 28, 1997, FTD received net commissions of $767,185 from the sale of the Fund's shares and FTIS received fees of $2,425,000.

Under the distribution plans for Class I and Class II shares, the Fund reimburses FTD quarterly for FTD's costs and expenses in connection with any activity that is primarily intended to result in a sale of Fund shares, subject to a maximum of 0.25% and 1.00% per annum of the average daily net assets of Class I and Class II shares, respectively. Under the Class I distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At February 28, 1997, there were no

TEMPLETON WORLD FUND
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

unreimbursed expenses. Class II shares redeemed within 18 months are subject to a contingent deferred sales charge. Contingent deferred sales charges of $17,757 were paid to FTD for the six months ended February 28, 1997.

An officer of the Company is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees for the six months ended February 28, 1997.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 1997 aggregated $1,080,090,341 and $1,626,435,669, respectively. The cost of securities for federal income tax purposes is the same as that shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.

At February 28, 1997, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

            Unrealized appreciation                                                         $1,927,652,495
            Unrealized depreciation                                                            (97,777,183)
                                                                                            --------------
            Net unrealized appreciation                                                     $1,829,875,312
                                                                                            ==============

FRANKLIN TEMPLETON GROUP OF FUNDS

LITERATURE REQUEST - Call 1-800/DIAL BEN (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.


GLOBAL GROWTH                           GROWTH

Franklin Global Health Care Fund        Franklin Blue Chip Fund

Franklin Templeton Japan Fund           Franklin California Growth Fund

Templeton Developing Markets Trust      Franklin DynaTech Fund

Templeton Foreign Fund                  Franklin Equity Fund

Templeton Foreign Smaller               Franklin Gold Fund
Companies Fund
                                        Franklin Growth Fund
Templeton Global Infrastructure Fund
                                        Franklin MidCap Growth Fund
Templeton Global
Opportunities Trust                     Franklin Small Cap Growth Fund

Templeton Global Real Estate Fund       Mutual Discovery Fund

Templeton Global Smaller
Companies Fund
                                        GROWTH AND INCOME
Templeton Greater European Fund
                                        Franklin Asset Allocation Fund
Templeton Growth Fund
                                        Franklin Balance Sheet
Templeton Latin America Fund            Investment Fund

Templeton Pacific Growth Fund           Franklin Convertible Securities Fund

Templeton World Fund                    Franklin Equity Income Fund

                                        Franklin Income Fund
GLOBAL GROWTH AND INCOME
                                        Franklin MicroCap Value Fund
Franklin Global Utilities Fund
                                        Franklin Natural Resources Fund
Franklin Templeton German
Government Bond Fund                    Franklin Real Estate Securities Fund

Franklin Templeton                      Franklin Rising Dividends Fund
Global Currency Fund
                                        Franklin Strategic Income Fund
Mutual European Fund
                                        Franklin Utilities Fund
Templeton Global Bond Fund
                                        Franklin Value Fund
Templeton Growth and Income Fund
                                        Mutual Beacon Fund

                                        Mutual Qualified Fund

GLOBAL INCOME                           Mutual Shares Fund

Franklin Global Government              Templeton American Trust, Inc.
Income Fund
                                        FUND ALLOCATOR SERIES:
Franklin Templeton Hard
Currency Fund                           Franklin Templeton
                                        Conservative Target Fund
Franklin Templeton High
Income Currency Fund                    Franklin Templeton
                                        Moderate Target Fund
Templeton Americas
Government Securities Fund              Franklin Templeton
                                        Growth Target Fund




INCOME                                  FRANKLIN STATE-SPECIFIC
                                        FUNDS SEEKING
Franklin Adjustable Rate                TAX-FREE INCOME
Securities Fund
                                        Alabama
Franklin Adjustable U.S.
Government Securities Fund              Arizona*

Franklin's AGE High Income Fund         Arkansas**

Franklin Investment                     California*
Grade Income Fund
                                        Colorado
Franklin Short-Intermediate U.S.
Government Securities Fund              Connecticut

Franklin U.S. Government                Florida*
Securities Fund
                                        Georgia
Franklin Money Fund
                                        Hawaii**
Franklin Federal Money Fund
                                        Indiana

FOR NON-U.S. INVESTORS:                 Kentucky

Franklin Tax-Advantaged                 Louisiana
High Yield Securities Fund
                                        Maryland
Franklin Tax-Advantaged
International Bond Fund                 Massachusetts***

Franklin Tax-Advantaged U.S.            Michigan*
Government Securities Fund
                                        Minnesota***

FOR CORPORATIONS:                       Missouri

Franklin Corporate Qualified            New Jersey
Dividend Fund
                                        New York*

                                        North Carolina

FRANKLIN FUNDS SEEKING                  Ohio***
TAX-FREE INCOME
                                        Oregon
Federal Intermediate-Term
Tax-Free Income Fund                    Pennsylvania

Federal Tax-Free Income Fund            Tennessee**

High Yield Tax-Free Income Fund         Texas

Insured Tax-Free Income Fund            Virginia

Puerto Rico Tax-Free Income Fund        Washington**

Tax-Exempt Money Fund                   VARIABLE ANNUITIES+

                                        Franklin Valuemark*

                                        Franklin Templeton
                                        Valuemark Income Plus
                                        (an immediate annuity)

*TWO OR MORE FUND OPTIONS AVAILABLE: LONG-TERM PORTFOLIO, INTERMEDIATE-TERM PORTFOLIO, A PORTFOLIO OF INSURED MUNICIPAL SECURITIES, AND/OR A HIGH YIELD PORTFOLIO (CA) AND A MONEY MARKET PORTFOLIO (CA AND NY).
**THE FUND MAY INVEST UP TO 100% OF ITS ASSETS IN BONDS THAT PAY INTEREST SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX.
***PORTFOLIO OF INSURED MUNICIPAL SECURITIES.
+FRANKLIN VALUEMARK AND FRANKLIN TEMPLETON VALUEMARK INCOME PLUS ARE ISSUED BY ALLIANS LIFE INSURANCE COMPANY OF NORTH AMERICA OR BY ITS WHOLLY OWNED SUBSIDIARY, PREFERRED LIFE INSURANCE COMPANY OF NEW YORK, AND DISTRIBUTED BY NALAC FINANCIAL PLANS, LLC.
FGF 02/97

Templeton World Fund

Principal Underwriter:

Franklin Templeton
Distributors, Inc.
700 Central Avenue
St. Petersburg,
Florida 33701-3628

Shareholder Services
1-800-632-2301

Fund Information
1-800-342-5236

This report must be preceded or accompanied by a current prospectus of the Templeton World Fund, which contains more complete information including charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors, as well as investment decisions by the investment manager which will not always be profitable or wise. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

                                   [GRAPHIC]

TEMPLETON
WORLD
FUND

SEMI-ANNUAL REPORT
FEBRUARY 28, 1997

[FRANKLIN TEMPLETON LOGO]